Fourth Quarter and Full Year 2021 Investor Presentation / March 2022 CSE: TRUL OTCQX: TCNNF Exhibit 99.2

Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. These forward looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s expected revenue and adjusted EBITDA for fiscal 2022, adjusted gross margin and adjusted EBITDA margin in its Long Term Model, its plans for expansion, potential acquisitions and expansion of the Company’s operations. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. Please note: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, including its consumption, possession, cultivation, distribution, manufacturing, dispensing, and possession with intent to distribute. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted gross profit, adjusted net income, adjusted net income per diluted share, and adjusted cash flow from operations. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found below. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

Agenda Full Year and Fourth Quarter 2021 Financial Highlights Full Year and Fourth Quarter 2021 Operational Highlights Harvest Acquisition Integration Financial Outlook Recent Developments Strategic Priorities Financial Results

Full Year 2021 Financial Highlights* Full year record revenue increased +80% year-over-year to $938.4 million Gross profit of $566.1 million and gross margin of 60.3% in 2021 compared to gross profit of $386.4 million and gross margin of 74.1% in 2020 Adjusted gross profit of $621.4 million and adjusted gross margin of 66.2% in 2021 compared to adjusted gross profit of $389.9 million and adjusted gross margin on 74.8% in 2020 Net income was $18.0 million and adjusted net income of $123.4 million, which excludes $105.4 million of non-recurring charges including compensation, fair value of inventory step up, transaction, acquisition and integration charges primarily associated with the Harvest acquisition Adjusted EBITDA of $384.6 million or 41.0% of sales in 2021 compared to $260.1 million or 49.9% of sales in 2020 Cash at year end of $234 million Capital raises of $227 million in equity and $350 million in five-year senior 8% secured notes, representing industry leading terms for U.S. plant touching cannabis operators Repayment of $293 million of debt including $275 million high cost and short-term Harvest debt and $18 million of outstanding Trulieve notes *Adjusted Gross Profit, Adjusted Net Income, and Adjusted EBITDA are Non-GAAP financial measures. See slides 26-28 for reconciliation to GAAP for all Non-GAAP financial measures.

Fourth Quarter 2021 Financial Highlights* Net revenue increased 81% year-over-year and 36% sequentially to $305.3 million. Gross profit of $132.4 million and gross margin of 43.4% in the fourth quarter of 2021 compared to gross profit of $119.9 million and gross margin of 71.2% in the fourth quarter 2020. Adjusted gross profit of $180.6 million and adjusted gross margin of 59.1% in the fourth quarter of 2021 compared to adjusted gross profit of $121.7 million and adjusted gross margin of 72.2% in 2020. Net loss of $71.5 million and adjusted net income of $1.8 million, which excludes $73.3 million of one-time charges including fair value of inventory step up, and transaction, acquisition and integration charges primarily associated with the Harvest acquisition. Adjusted EBITDA of $100.9 million, or 33.0% of revenue. *Adjusted Gross Profit, Adjusted Net Income, and Adjusted EBITDA are Non-GAAP financial measures. See slides 26-28 for reconciliation to GAAP for all Non-GAAP financial measures.

Full Year and Fourth Quarter 2021 Financial Highlights* *Adjusted Gross Profit, Adjusted Net Income, and Adjusted EBITDA are Non-GAAP financial measures. See slides 26-28 for reconciliation to GAAP for all Non-GAAP financial measures.

Fourth Quarter and Full Year 2021 Operational Highlights Trulieve closed seven acquisitions valued at $1.5 billion in 2021 Trulieve added 84 new dispensaries, increasing retail footprint by 112% to 159 retail locations nationwide, with 30% of locations outside of Florida Trulieve added ~1.6 million square feet of cultivation and processing capacity through organic growth and acquisitions, increasing capacity by 89% to over 3.5 million square feet Production in 2021 was 25.1 million units, up 77% from 14.2 million units in 2020 Introduced over 475 new SKUs in 2021, exiting the year with over 1,000 approved SKUs Full year 2021 same store sales for the legacy Trulieve portfolio declined by 1% (41 stores) Same store sales increased by 8% excluding stores opened in 2018 and before (20 stores) On a pro forma basis for the combined company 2021 same store sales increased 19% (64 stores) 159 dispensaries generated ~$2,500 sales per square foot based on days open for 2021 Trulieve commenced cultivation and retail operations in Massachusetts and West Virginia and received a notice of intent to award a Class 1 production license in Georgia Trulieve launched new products Live Meringue, Refined Crème, TruTonic and TruWax, and hydrocarbon extraction products Live Budder, Live Resin, and Live Sauz Carts in Florida Trulieve launched a branded product portfolio and integrated acquired brands Trulieve expanded leadership team with Chief Technology Officer and Chief Accounting Officer Trulieve welcomed two new members to the Board of Directors, which now includes four women representing half of the Board Trulieve issued its inaugural Environmental, Social, and Governance Report

Harvest Acquisition Integration Trulieve closed the Harvest Health & Recreation Inc. acquisition on October 1, 2021 Trulieve rebranded affiliated and acquired retail locations in Florida, Maryland, and Pennsylvania Fourteen Florida locations were closed on September 30, 2021, as required by the regulatory process and reopened throughout the month of October Maryland and Pennsylvania affiliated and acquired locations were rebranded in Q1 2022 Trulieve retired $275 million in high cost and short-term Harvest debt, some of which was due upon change in control Trulieve appointed seasoned executives from Harvest including President Steve White, General Counsel Nicole Stanton, and Corporate Controller Irina Kranz Trulieve integrated legacy Harvest brands including Alchemy, Avenue, Co2lors, loveli, Modern Flower, and Roll One

Financial Outlook Introducing Fiscal Year 2022 Guidance Revenue of $1.3 billion to $1.4 billion Adjusted EBITDA of $450 million to $500 million Open 25-30 new dispensaries, relocate up to 6 dispensaries in Florida Anticipate 2H:22 results will reflect improved performance as strategic initiatives drive performance Long Term Target Model (Two to Three Years) Adjusted gross margin 60% Adjusted EBITDA margin 40% Results may fluctuate depending upon timing of catalysts, market conditions, and investments for future growth

Recent Developments Trulieve opened 3 new dispensaries in Boca Raton and Riverview, Florida and Philadelphia, Pennsylvania Trulieve acquired 64k square feet of operational indoor cultivation capacity in Arizona Trulieve completed the rebranding of 22 affiliated and acquired retail locations in Maryland and Pennsylvania Trulieve launched Muse Live Diamonds, Muse Live Suga, Sweet Talk, Momenta, Cultivar Collection, and Miami Mango products Trulieve announced an exclusive partnership with Khalifa Kush for Florida and other northeast markets and expanded its partnership with Connected to Florida Trulieve announced a partnership with Ethan Zohn who will serve as brand ambassador for Momenta Trulieve celebrated Black History Month with a series of initiatives Trulieve launched a listening and education tour in Georgia Trulieve launched nationwide Supplier Diversity Initiative Trulieve raised a $75 million second tranche senior secured notes at 8% interest due October 2026, representing industry leading terms

Growth Initiatives

Strategic Priorities Deliver Exceptional Customer Experiences and Build Brand Loyalty Provide superb service, expedient transactions, and frictionless returns Innovate across product and consumer categories Expand through Hub Strategy Invest in cornerstone markets: Florida, Pennsylvania, and Arizona Expand in new and existing markets Pursue organic license awards and strategic M&A opportunities Distribute Branded Products through Branded Retail and Wholesale Channels Expand distribution of branded products through branded retail locations Convert acquired, affiliated and/or operated retail locations to Trulieve brand Develop and expand wholesale channels with initial emphasis on AZ, MA, MD, PA Focus on Profitable Growth and Create Shareholder Value

Customer Experience and Brand Loyalty Customer Experience Service, convenience, frictionless returns Customer loyalty rewards High quality products, broad selection New and innovative products Clones (MA only) Refined Crème, TruTonic powdered drink mix, and TruWax Live Budder, Live Diamonds, Live Meringue, Live Resin, Live Sauz carts, Live Suga Mini pre-rolls Ratio products, including CBG and CBN Value sized edibles Primo buds

Regional Hubs: Cultivation, Processing, Retail Capacity FL CA MA PA AZ MD WV NV AZ CO CT GA 162 Stores As of March 30, 2022 All stores owned, operated, or affiliated >4.0 M ft2 Cultivation & Processing As of March 30, 2022 Operational Arizona California Colorado Connecticut Florida Massachusetts Maryland Nevada Pennsylvania West Virginia Pre-Revenue Georgia SOUTHWEST 22 stores >0.4M ft2 cultivation & processing NORTHEAST 27 stores >0.5M ft2 cultivation & processing SOUTHEAST 113 stores >3.1M ft2 cultivation & processing

Cornerstone Markets: Florida, Pennsylvania, Arizona Limited license markets Leading market presence in retail Cultivation, processing and manufacturing operations Potential for expansion and optimization Potential future catalysts with adult use expansion in Florida and Pennsylvania Fast and favorable returns on capital investments

Cornerstone Market: Florida Limited License Medical Market Trulieve operates 113 medical dispensaries Florida market has 22 vertical licenses issued and 413 approved dispensaries as of March 25, 2022 Cultivation and processing capacity expansion is ongoing Increasing production of differentiated products across all segments and form factors in response to customer preferences Opening additional dispensaries and relocate up to six dispensaries in 2022

Cornerstone Market: Pennsylvania Limited License Medical Market 19 affiliated retail locations Pennsylvania market has 50 retail permits (3 locations per permit), 25 grower/processor licenses, and up to 10 research/clinical permits Ongoing expansion of indoor cultivation and processing capacity through affiliated facilities Launched ground flower and minis in Q1 2022, additional launches pending approvals Wholesale distribution to 100% of the PA market

Cornerstone Market: Arizona Limited License Adult Use and Medical Market Trulieve operates 17 retail dispensaries Arizona market has 131 core vertical licenses, 13 rural/underserved county licenses, and 26 future social equity licenses Expansion of cultivation and processing ongoing Plan to open two additional locations in 2022

Distribution of Branded Products through Branded Retail and Wholesale Channels  Trulieve Brands  VALUE MID PREMIUM

Distribution of Branded Products through Branded Retail and Wholesale Channels  Partner Brands

Financials

Transaction Related Charges Fourth quarter financial results represent an initial reset following the Harvest acquisition Transaction related charges Fair value of inventory charges in 1H:22 Transaction, acquisition and integration charges throughout 2022 Initial inefficiencies immediately following deal close Contributions from lower margin operations Depreciation expense and amortization of intangibles expense increased by $20.4 million due to Harvest and will continue at higher expense level over useful life We expect reported results to improve in 2022 with greater improvements in 2H:22 as our strategic initiatives and optimization of assets drive performance

Financial Highlights* *Adjusted Gross Profit, Adjusted Net Income, and Adjusted EBITDA are Non-GAAP financial measures. See slides 26-28 for reconciliation to GAAP for all Non-GAAP financial measures.

Financial Highlights

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

Thank You CSE: TRUL OTCQX: TCNNF @Trulieve/@Trulieve_IR ir@trulieve.com